UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
26th Supplemental Indenture
27th Supplemental Indenture
Opinion of Gibson, Dunn & Crutcher LLP

Item 8.01. Other Events.
          On April 11, 2006, the Company filed a prospectus supplement under its Registration Statement on Form S-3 (Registration No. 333-127461), relating to the offering of $250,000,000 aggregate principal amount of its 6.0% Senior Notes due 2011 (the “2011 Notes”) and $500,000,000 aggregate principal amount of its 6.5% Senior Notes due 2016 (the “2016 Notes” and together with the 2016 Notes, the “Notes”). In connection with the offering and issuance of the Notes, the Company is hereby filing the following exhibits which are incorporated by reference herein:
Exhibit 1.1 is the Underwriting Agreement, dated as of April 11, 2006, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC, Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc.
Exhibit 4.1 is the Twenty-Sixth Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.0% Senior Notes Due 2011 of D.R. Horton, Inc.
Exhibit 4.2 is the Twenty-Seventh Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.5% Senior Notes Due 2016 of D.R. Horton, Inc.
Exhibit 5.1 is the opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
1.1	Underwriting Agreement, dated as of April 11, 2006, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC, Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc.

4.1	Twenty-Sixth Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.0% Senior Notes Due 2011 of D.R. Horton, Inc.

4.2	Twenty-Seventh Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.5% Senior Notes Due 2016 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 13, 2006

D.R. Horton, Inc.

By:	/s/ BILL W. WHEAT

Bill W. Wheat
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated as of April 11, 2006, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC, Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc.

4.1	Twenty-Sixth Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.0% Senior Notes Due 2011 of D.R. Horton, Inc.

4.2	Twenty-Seventh Supplemental Indenture, to be dated as of April 17, 2006, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 6.5% Senior Notes Due 2016 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.